RYDEX VARIABLE TRUST

                                COMMODITIES FUND

                      Supplement dated July 7, 2006 to the
                         Rydex Variable Trust Prospectus
                                Dated May 1, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX VARIABLE TRUST PROSPECTUS (THE "PROSPECTUS") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THAT PROSPECTUS.

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As discussed in the Prospectus, on December 16, 2005, the Internal Revenue
Service issued a Revenue Ruling that limits the extent to which the Commodities Fund (the "Fund") may invest in commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income. On June 2, 2006, the Internal Revenue Service extended the compliance date to September 30, 2006 due to temporary supply and demand imbalances affecting alternative commodity-linked investments.

In response to the extension, and the Fund's ability to continue to invest without limit in commodity-linked swaps, the Fund will offer shareholders unlimited exchange privileges until September 30, 2006. In addition, despite reinstating the Fund's unlimited exchange privileges, the contractual advisory fee waiver implemented by the Advisor on May 1, 2006, and discussed in greater detail in the Prospectus, will remain in effect.

At such time as the Internal Revenue Service declares the Revenue Ruling effective, currently expected to be September 30, 2006, Rydex Investments (the "Advisor") intends to operate the Fund in a manner consistent with the Fund's current investment objective by investing in commodity-linked structured notes in lieu of commodity-linked swaps. At that time, the Fund will no longer offer unlimited exchange privileges, and will no longer be suitable for purchase by active investors.

EFFECTIVE SEPTEMBER 30, 2006, THE FOLLOWING RISK DISCLOSURE WILL BE ADDED UNDER THE FUND'S "PRINCIPAL RISKS" SECTION.

STRUCTURED NOTE RISK - The Fund intends to invest in commodity-linked structured notes to a significant extent. A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity-linked structured notes it holds at an acceptable price or accurately value them.

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EFFECTIVE IMMEDIATELY, THE FOOTNOTE TO THE FUND'S "FEES AND EXPENSES" TABLE HAS
BEEN DELETED AND REPLACED WITH THE FOLLOWING FOOTNOTE.

* Effective May 1, 2006, the Advisor has contractually agreed to waive its management fee to the extent necessary to limit the ordinary operating expenses of the Fund (but excluding interest expenses, brokerage commissions and extraordinary expenses) to not more than 1.29% per annum of the average monthly net assets of the Fund (the "Contractual Fee Waiver"). The Contractual Fee Waiver may not be modified or eliminated prior to May 1, 2007, except with the approval of the Board of Trustees. There is no guarantee that the contractual fee waiver will continue beyond May 1, 2007.

EFFECTIVE SEPTEMBER 30, 2006, THE FOLLOWING RISK DISCLOSURE WILL BE ADDED UNDER THE HEADING "MORE INFORMATION ABOUT FUND INVESTMENTS AND RISKS - PRINCIPAL RISKS."

STRUCTURED NOTE RISK (COMMODITIES FUND) - The Commodities Fund intends to invest in commodity-linked structured notes. Commodity-linked structured notes provide exposure to the investment returns of "real assets" (I.E., assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. A highly liquid secondary market may not exist for the commodity-linked structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds may increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

EFFECTIVE IMMEDIATELY FOR THE PERIOD FROM JULY 7, 2006 TO SEPTEMBER 30, 2006, THE FIRST SENTENCE UNDER THE PROSPECTUS HEADING "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" HAS BEEN DELETED AND REPLACED WITH THE SENTENCE BELOW. IN ADDITION, THE REFERENCES TO THE FUND IN THE SECOND AND THIRD PARAGRAPHS ARE HEREBY DELETED.

"FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Domestic Equity Funds, International Equity Funds, Fixed Income Funds, Sector Funds, Commodities Fund, Real Estate Fund, Dynamic Strengthening
Dollar Fund, Dynamic Weakening Dollar Fund and U.S. Government Money Market Fund are designed and operated to accommodate frequent trading by shareholders, and therefore, unlike most mutual funds, the Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees."
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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





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